Income Taxes - Summary of Reconciliation of Net Deferred Income Tax Liabilities (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of changes in deferred tax liability (asset) [abstract]
Balance, beginning of year	$ 2,896	$ 2,691
Business acquisitions (Note 25)	0	29
Deferred income tax expense recognized in net earning	(9)	177
Income tax charge recognized in OCI	17	2
Other	3	(3)
Balance, end of year	$ 2,907	$ 2,896